UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 21, 2014

AQUENTIUM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23402	11-2863244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29743 Vacation Drive Canyon Lake CA	92587
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (951) 244-8208

______________________________________________
(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4- Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On July 21, 2014 the Company with the approval of its Board of Directors sent a letter to Johnson Mattson & Smail PLLC in which the Company dismissed and terminated the client-auditor relationship between the Company and Johnson Mattson & Smail PLLC.

There were no disagreements or adverse events or opinions on the reports issued by Johnson Mattson & Smail PLLC for the year ended September 30, 2012 and through the interim periods prior to the dismissal and client-audit cessation (as defined in Item 304 of Regulation S-K) with Johnson Mattson & Smail PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Johnson Mattson & Smail PLLC would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. The report of Johnson Mattson & Smail PLLC on the financial statements for the past two years did not contain any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report was modified to state that there was substantial doubt about the Company’s ability to continue as a going concern.”

We provided Johnson Mattson & Smail PLLC with a copy of the above disclosures and requested that Johnson Mattson & Smail PLLC provide us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosures.

(b) Engagement of new independent registered public accounting firm.

On July 21, 2014 our Board of Directors engaged DKM Certified Public Accountants, 2451 North McMullan Booth Road Suite 308, Clearwater, FL 33759 as its independent registered public accounting firm.

During the Company’s two most recent fiscal years and through the date preceding the engagement of DKM Certified Public Accountants neither the Company nor anyone acting on our behalf, has consulted with DKM Certified Public Accountants regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement between the Company and Johnson Matteson & Smail PLLC as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1	Letter from Johnson Mattson & Smail PLLC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUENTIUM, INC.

Dated: September 24, 2014	By:	/s/ Mark Taggatz
	Name:	Mark Taggatz
	Title:	President

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